Exhibit 10.2

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (the “Amendment”) is made as of February 28, 2022 by and between Alset EHome International Inc., a Delaware Corporation, or its designated subsidiary (collectively, the “Buyer”), and Heng Fai Ambrose Chan, an individual (the “Seller”).

Recitals

WHEREAS, Seller is the beneficial owner of 293,428,200 ordinary shares of Alset International Limited, a limited liability company incorporated and domiciled in the Republic of Singapore (“Alset International Limited”);

WHEREAS, Buyer and Seller have entered into that certain Securities Purchase Agreement, dated as of January 17, 2022 (the “Agreement”), pursuant to which Seller agreed to sell 293,428,200 ordinary shares, no par value per share, of Alset International Limited (the “AI Shares”) to Buyer in exchange for 29,468,977 newly issued shares (the “AEI Shares”) of common stock, $0.001 par value per share, of Buyer (the “AEI Common Stock”), upon the terms and conditions set forth therein; and

WHEREAS, Buyer and Seller desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises and covenants set forth herein and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Agreement. The definition of the terms “AEI Shares” and “AEI Common Stock” as set forth in the recitals, and as used throughout the document, shall be amended to reflect that the number of shares of the common stock of the Buyer to be issued in consideration for the AI Shares shall be increased from 29,468,977 newly issued shares of the Buyer’s common stock to 35,319,290 newly issued shares of the Buyer’s common stock, and accordingly, the third recital of the Agreement is hereby amended to read in its entirety as follows, and the defined terms set forth therein, as defined therein and as used elsewhere in the Agreement, are amended as follows:

WHEREAS, Seller wishes to sell 293,428,200 ordinary shares, no par value per share, of Alset International Limited (the “AI Shares”) to Buyer in exchange for 35,319,290 newly issued shares (the “AEI Shares”) of common stock, $0.001 par value per share, of Buyer (the “AEI Common Stock”), upon the terms and conditions set forth in this Agreement;

2. Effect of Amendment. Except as modified and amended by this Amendment, the Agreement is hereby ratified, confirmed and approved, and shall continue in full force and effect.

3. General Provisions. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law. This Amendment and the Agreement cannot be terminated, altered or amended except pursuant to an instrument in writing signed in accordance with the terms of the Agreement as herein amended. If any provision hereof shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Amendment, and the Amendment shall be carried out as if any such invalid or unenforceable provision were not contained herein. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. A facsimile signature will be considered an original signature. This Amendment and the Agreement (and any exhibits and schedules thereto and certificates delivered thereunder) set forth the entire understanding among the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof among the parties hereto.

IN WITNESS WHEREOF, Seller and the Buyer have executed this Amendment to Securities Purchase Agreement as of the date first above written.

SELLER:

/s/ Heng Fai Ambrose Chan
Name:	Heng Fai Ambrose Chan

BUYER:

ALSET EHOME INTERNATIONAL INC.

/s/ Lui Wai Leung Alan
Name:	Lui Wai Leung Alan
Title:	Co-Chief Financial Officer